Exhibit 10.1 Execution Version FORBEARANCE AGREEMENT THIS FORBEARANCE AGREEMENT, dated as of July 1, 2020 (this “Agreement”), by and among Forbes Energy Services LLC, a Delaware limited liability company (the “Borrower”), the Guarantors listed on the signature pages hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as agent for the Secured Parties under the Loan Agreement (as defined below) (the “Agent”). W I T N E S S E T H WHEREAS, the Borrower, the Guarantors (together with the Borrower, the “Loan Parties”), the Lenders and the Agent are parties to financing arrangements pursuant to which the Lenders have made and may make loans and advances and provide other financial accommodations to the Borrower as set forth in the Loan and Security Agreement, dated as of April 13, 2017, by and among the Loan Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Loan Agreement”); WHEREAS, the Borrower was obligated to pay cash interest on the Loans on July 1, 2020 (the payment of such interest on such date, the “Scheduled Cash Interest Payment”), and the failure to make the Scheduled Cash Interest Payment as and when due constituted a Default (as defined in the Loan Agreement); WHEREAS, the Borrower has advised the Agent that it will fail to make the Scheduled Cash Interest Payment, when due, and the failure to make the Scheduled Cash Interest Payment will constitute an Event of Default pursuant Section 10.01 of the Loan Agreement (the “July 2020 Payment Default”); WHEREAS, pursuant to Article XI of the Loan Agreement, upon the occurrence and during the continuance of an Event of Default, the Agent may, and at the request of the Required Lenders shall, among other things, declare that all or any portion of the Obligations shall be immediately due and payable; and WHEREAS, the Borrower and the other Loan Parties have requested, and the Lenders party to this Agreement, constituting the Required Lenders have agreed, and have instructed the Agent to agree, to forbear from declaring the Term Loans and all other Obligations to be due and payable as a result of the occurrence of (a) the July 2020 Payment Default and any subsequent failure to pay interest in cash on a scheduled interest payment date and (b) failure (if any) to comply with the requirements to provide notice of any Default or Event of Default in respect of the July 2020 Payment Default (clauses (a) and (b) collectively, the “Specified Defaults”). NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or 22018807 established therein. In addition, as used herein, the following terms shall have the meanings ascribed to them: “Forbearance Period” shall mean the period commencing on the date of this Agreement and ending on the Forbearance Agreement Termination Date, unless extended by written notice from the Required Lenders to the Borrower and the Agent. “Forbearance Agreement Termination Date” shall mean the date on which the agreement to forbear terminates as provided in Section 3 hereof. 2. Forbearance. (a) Subject to satisfaction of the conditions in Section 6 hereof, the Required Lenders and the Agent (acting pursuant to direction by the Required Lenders, as set forth in Section 12 herein) agree that during the Forbearance Period the Lenders party hereto and the Agent will not, solely by reason of the existence of the Specified Defaults, (i) demand payment, accelerate any obligations, or exercise any other remedy available to the Required Lenders or the Agent under the Loan Agreement or any Other Documents, or applicable law, to enforce collection from the Borrower or any Guarantor of any of the Obligations under the Loan Agreement or any Other Document or (ii) exercise, or direct the Agent to exercise, any other rights or remedies under the Loan Agreement or any Other Document. (b) In consideration of the forbearance set forth in this Section 2, the Loan Parties agree that from and including the date of the Scheduled Cash Interest Payment, the Loans and all other accrued and unpaid obligations (including the unpaid Scheduled Cash Interest Payment) shall bear interest, to the fullest extent permitted by law, at a rate per annum equal to the Default Rate. 3. Termination of Forbearance Agreement. This Agreement will be in effect unless and until terminated by the Required Lenders and upon such termination, the Required Lenders shall thereupon have and may exercise, or instruct the Agent to exercise, from time to time all of the remedies available to them under the Loan Agreement and the Other Documents, and applicable law, as a consequence of an Event of Default, including with respect to the Specified Defaults; provided that this Agreement shall not be terminated unless and until the Revolving Loan Obligations have been paid in full and the Revolving Loan Documents have been terminated. 4. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders party hereto as follows: (a) this Agreement has been duly executed and delivered by each Loan Party, and is a legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and (b) the execution, delivery and performance of this Agreement and the transactions contemplated hereunder (i) are all within each Loan Party’s limited liability company 2 22018807 or corporate powers, as applicable, (ii) have been duly authorized by such Loan Party, (iii) are not in contravention of law or the terms of such Loan Party’s certificate of formation, limited liability company agreement, certificate of incorporation, by-laws or other applicable constituent documents or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound and (iv) will not materially conflict with nor result in any material breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any agreement or instrument to which such Loan Party or its property is a party or by which it may be bound. 5. Acknowledgments by Guarantors. Each Guarantor hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee in favor of the Agent and the Lenders and its liability for all of the obligations under the Guarantee by such Guarantor, and all other obligations, liabilities, agreements and covenants thereunder. Each Guarantor, by its signature below, hereby acknowledges, confirms and agrees that the Guarantee executed by the Guarantors, guaranteeing the payment and performance of the Borrower as set forth in the Guarantee and all other obligations, liabilities, agreements and covenants thereunder, is in full force and effect as of the Forbearance Effective Date. 6. Conditions Precedent. This Agreement shall be effective upon the satisfaction of each of the following conditions precedent on the date hereof (the “Forbearance Effective Date”): (a) Agreement. The Agent shall have received this Agreement duly executed and delivered by an authorized officer of each of the parties hereto; (b) Expenses. The Agent shall have received all reimbursable expenses of the Agent (including fees, disbursements and expenses of its counsel) invoiced to date in accordance with the Loan Agreement; (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Agreement and any Other Document to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Loan Agreement or any Other Document shall be true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such date as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such earlier date), subject to (i) with respect to Section 5.04 of the Loan Agreement, the exclusion of property taxes of the Loan Parties that have become due during the fiscal year ending December 31, 2020 but have not yet been paid, and (ii) with respect to Section 5.08(a) of the Loan Agreement, the assumption that the Loan Parties are able to refinance or otherwise satisfy the obligations under the Loan Agreement on or prior to the maturity thereof; and (d) No Default. Other than the Specified Defaults, no Event of Default or Default shall have occurred and be continuing on the Forbearance Effective Date, or would exist 3 22018807 after giving effect to the transactions described in this Agreement on the Forbearance Effective Date. 7. Jury Waiver; Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS SET FORTH IN SECTIONS 12.03 AND 16.01 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. 8. Counterparts, etc. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or email transmission shall be deemed to be an original signature hereto. 9. Forbearance Agreement is an “Other Document”. This Agreement is an Other Document and all references to the “Other Documents” in the Loan Agreement and the Other Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the Other Documents) shall be deemed to include this Agreement. 10. Entire Agreement. This Agreement, and the terms and provisions hereof, the Loan Agreement and the Other Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 11. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 12. Direction. The Lenders party hereto, constituting the Required Lenders, hereby direct the Agent to execute and deliver this Agreement, and, by their execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Agreement. [Signature Pages Follow] 4 22018807

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER FORBES ENERGY SERVICES LLC By:_____________________________ Name: L. Melvin Cooper Title: Senior Vice President, Chief Financial Officer and Assistant Secretary [Signature Page to Forbearance Agreement] 22018807

AGENT WILMINGTON TRUST, NATIONAL ASSOCIATION By:_____________________________ Name: Title: [Signature Page to Forbearance Agreement] 22018807

LENDERS ASCRIBE III INVESTMENTS LLC By:_____________________________ Name: Title: [Signature Page to Forbearance Agreement] 22018807

LENDERS SOLACE FORBES HOLDINGS LLC By: Solace Capital Partners LP By:_____________________________ Name: Title: [Signature Page to Forbearance Agreement] 22018807